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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 24, 2001
                Date of report (Date of earliest event reported)

                                 BINGO.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

               000-26319                                98-0206369
        (Commission File Number)             (IRS Employer Identification No.)

          4223 Glencoe Avenue,
               Suite C200
       Marina Del Rey, California                            90292
(Address of Principal Executive Offices)                  (Zip Code)

                                 (310) 301-4171
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                                 BINGO.COM, INC.



Item 1.  Changes in Control of Registrant.


         Not applicable.


Item 2.  Acquisition or Disposition of Assets.


         Not applicable.


Item 3.  Bankruptcy or Receivership.


         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.


         Not applicable.


Item 5.  Other Events.


         As reported by Bingo.com, Inc. (the "Company") in its Current Report on Form 8-K filed with the Commission on April 6, 2001, the Company reported that it had entered into a letter of intent proposing a financing arrangement with Bounceback Technologies.Com, Inc., a Minnesota Corporation ("Bounceback"). On April 24, 2001, the Company announced that the proposed financing and the discussions related thereto had terminated.

         On April 24, 2001, the Company also reported that it had entered into a definitive agreement financing arrangement between the company, Redruth Ventures Inc. a British Virgin Islands corporation ("RRV") and Bingo, Inc an Anguillia corporation ("BI") (collectively the "Holders").

         The financing will see Bingo.com, Inc. issue a convertible debenture to RRV and BI in the aggregate amount of $1,250,000.00 due 5 years from the closing date with 12% interest payable annually. Additional terms of the debenture will include the right by RRV and BI to convert into shares of the Company's common stock at the fixed price of $0.125 per share, The Company will issue warrants giving RRV and BI the right to purchase an additional $3,000,000 worth of shares of the Company's common stock at a fixed price of $0.25 per share.

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         At Closing the Holders will be given the right to name 4 members of an expanded 5 member board of directors. It is expected that Mr. Mitch White and Mr. Randy Peterson will be nominated and appointed as directors of the Company at the Company's next annual general meeting.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements and Exhibits.


         (a)      Financial statements of businesses acquired:

                  Not Applicable.


         (b)      Pro forma financial information:

                  Not Applicable.


         (c)      Exhibits

                  Not Applicable.


Item 8.  Change in Fiscal Year.


         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.


         Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BINGO.COM, INC.
                                                    (Registrant)

Date:    April  30  , 2001                          By: /s/ Shane Murphy
               -----                                    -----------------------
                                                        Shane Murphy, President